UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 26, 2009

Farmer Bros. Co.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-1375	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20333 South Normandie Avenue, Torrance, California		90502
(Address of Principal Executive Offices)		(Zip Code)

(310) 787-5200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)  On August 26, 2009, Carol Farmer Waite, one of the Class III Directors of Farmer Bros. Co., a Delaware corporation (the “Company”) and a member of the Nominating Committee, declined to stand for re-election at the upcoming 2009 Annual Stockholders Meeting.  See Item 8.01 below for further details.

Item 5.05.  Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On August 26, 2009, the Company amended and restated its Code of Conduct to, among other things:

(i)            combine the Company’s existing Code of Conduct and Code of Ethics into a single document entitled “Code of Conduct and Ethics” (the “Restated Code of Conduct”), as permitted by Securities and Exchange Commission Regulation S-K Item 406;

(ii)           expand the purpose and scope such that the Restated Code of Conduct is intended to be the Company’s “code of conduct” within the meaning of Nasdaq Rule 5610, the Company’s written “code of ethics” under Section 406 of the Sarbanes-Oxley Act of 2002, and a program reasonably designed, implemented and enforced so that it generally will be effective in preventing and detecting criminal conduct as designated by the Federal Sentencing Guidelines for Organizations;

(iii)          expand and clarify a number of existing policies (such as “Financial Integrity and Public Reporting,” “Maintenance of Company Books, Records, Documents and Accounts,” “Relationships With Vendors/Customers,” “Conflicts of Interest,” “Insider Trading,” “International Business,” “Interference With an Audit,” “Special Responsibilities of the CEO and Senior Financial Officers,” “Reporting Illegal Activities or Violations,” “Complaint Investigation Procedures” and “Accountability”);

(iv)          add a number of new policies (such as “Confidential Information,” “Protection and Proper Use of Company Assets,” “Political Contributions and Activities,” “Related Person Transactions,” “Corporate Opportunities,” “Workplace Behavior,” “Preservation of Documents,” “Role of Supervisory Personnel,” “Open Door Policy,” “Policy Against Retaliation,” “Violations by Covered Officers,” “Waivers,” “Dissemination of Information” and “Training”); and

(v)           clarify the Company’s standards and procedures associated with the prevention and detection of criminal conduct, including appointment of a Chief Compliance Officer to oversee and monitor compliance with the Restated Code of Conduct.

In addition, certain technical, administrative and other non-substantive amendments, including renumbering and reordering sections, have been made.  A copy of the Restated Code of Conduct is attached as Exhibit 14.1 to this Current Report on Form 8-K and will be posted on the Company’s website at www.farmerbroscousa.com.

Item 8.01. Other Events.

Director Compensation

On August 26, 2009, the Board of Directors approved changes to the compensation of the Company’s non-employee directors. As a result of such changes, for fiscal 2010 each non-employee director will receive the following compensation:

•              an annual retainer of $30,000 per year, payable quarterly in advance; and

•              an annual grant of restricted stock under the Farmer Bros. Co. 2007 Omnibus Plan having a value equal to $40,000, each such grant to vest over three years in equal annual installments, subject to the non-employee director’s continued service to the Company through each vesting date.

Each non-employee director also will receive:  (i) a fee of $1,500 for each meeting of the Board attended; (ii) a fee of $2,500 for each meeting of the Compensation Committee or Audit Committee attended; and (iii) a fee of $1,500 for each meeting of the Nominating Committee attended; provided, if more than one meeting (Board or committee) is held and attended on the same day, the maximum meeting fees are $4,000.  In addition, the Chairman of the Audit Committee will receive an additional annual retainer of $15,000, and the Chairman of the Compensation Committee will receive an additional annual retainer of $7,500.

The annual grant of restricted stock pursuant to the compensation arrangements described above will be made each year on the date on which the Company holds its annual meeting of stockholders or such other date as the Board may determine. The number of shares of Common Stock to be received in the grant of restricted stock will be based on the closing price per share of the Company’s Common Stock on the date such grant is made.

The Company also reimburses all directors for reasonable travel expenses from outside the greater Los Angeles area, in accordance with Company policy, incurred in connection with attendance at Board and committee meetings.

Committee Charters

On August 26, 2009, the Board of Directors, upon recommendation of the Compensation Committee, amended the Compensation Committee Charter, a copy of which is filed herewith as Exhibit 99.1, and is incorporated herein by reference, and will be posted on the Company’s website at www.farmerbroscousa.com as soon as practicable.

Declaration of Quarterly Dividend

On August 27, 2009, the Company issued a press release announcing the declaration of a quarterly dividend.  A copy of the press release is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

2009 Annual Meeting of Stockholders

On August 27, 2009, the Company issued a press release announcing that the 2009 Annual Meeting of Stockholders has been scheduled for December 10, 2009.  The meeting will be held at the Company’s headquarters in Torrance, California.  A copy of the press release is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

Nomination of Directors

On August 26, 2009, the Nominating Committee of the Board of Directors of the Company nominated John M. Merrell to stand for re-election and Jeanne Farmer Grossman to stand for election to a three year term as Class III Directors at the 2009 Annual Meeting of Stockholders.  Both nominations were accepted.  If elected, Ms. Grossman would take the Board seat presently occupied by her sister Carol Farmer Waite.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

14.1	Farmer Bros. Co. Code of Business Conduct and Ethics adopted on August 26, 2009
99.1	Compensation Committee Charter adopted by the Board of Directors on August 26, 2009
99.2	Press Release of Farmer Bros. Co. dated August 27, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 31, 2009

FARMER BROS. CO.

By:	/S/ JOHN E. SIMMONS
Name: John E. Simmons
Title: Treasurer, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
14.1	Farmer Bros. Co. Code of Business Conduct and Ethics adopted on August 26, 2009
99.1	Compensation Committee Charter adopted by the Board of Directors on August 26, 2009
99.2	Press Release of Farmer Bros. Co. dated August 27, 2009